Exhibit 10.14
-------------











                  THE NATIONAL BANK OF INDIANAPOLIS CORPORATION

                               401(k) SAVINGS PLAN


       (As Amended and Restated Generally Effective as of January 1, 2006)






















                                Krieg DeVault LLP
                              Indianapolis, Indiana


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
                                          CONTENTS
                                          --------
SECTION                                                                               Page
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
ARTICLE I              INTRODUCTION......................................................1
        Section 1.1    Purpose...........................................................1

        Section 1.2    Effective Date....................................................1

        Section 1.3    Employers and Affiliates..........................................1

        Section 1.4    Plan Administration; Plan Year....................................1

        Section 1.5    Funding of Benefits...............................................2

        Section 1.6    Examination of Documents..........................................2

        Section 1.7    Contributions Not Dependent Upon Benefits.........................2

        Section 1.8    Plan Supplements..................................................2

        Section 1.9    Definition References.............................................2


ARTICLE II             PARTICIPATION AND SERVICE.........................................5
        Section 2.1    Eligibility for Participation.....................................5

        Section 2.2    Commencement of Participation.....................................5

        Section 2.3    Duration of Participation.........................................5

        Section 2.4    Restricted Participation and Reemployment.........................5

        Section 2.5    Service...........................................................6

        Section 2.6    Military Service..................................................7

        Section 2.7    Notice of Participation...........................................7


ARTICLE III            DEFERRALS.........................................................8
        Section 3.1    Compensation Deferrals............................................8

        Section 3.2    Catch-Up Contributions............................................8

        Section 3.3    Earnings..........................................................8

        Section 3.4    Changes in Rate of Deferrals......................................8

        Section 3.5    Deferral Elections................................................8


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SECTION                                                                               Page
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ARTICLE IV             CONTRIBUTIONS.....................................................9
        Section 4.1    Deferral Contributions............................................9

        Section 4.2    Safe Harbor Matching Contributions................................9

        Section 4.3    Matching Contributions............................................9

        Section 4.4    Profit Sharing Contributions......................................10

        Section 4.5    Limitations on Contributions......................................10

        Section 4.6    Payment of Contributions..........................................10

        Section 4.7    Rollover Contributions............................................10

        Section 4.8    Investment of Rollover Contribution in Employer Stock.............10

        Section 4.9    Voting Employer Stock.............................................12

        Section 4.10   Direct Transfers..................................................13

        Section 4.11   Participant After-tax Contributions...............................13

ARTICLE V              ALLOCATIONS TO PARTICIPANTS.......................................14
        Section 5.1    Individual Accounts...............................................14

        Section 5.2    Accounting Date...................................................14

        Section 5.3    Account Adjustments...............................................14

        Section 5.4    Crediting of Deferral Contributions...............................15

        Section 5.5    Crediting of Safe Harbor Matching Contributions...................16

        Section 5.6    Allocation of Matching Contributions..............................16

        Section 5.7    Allocation of Profit Sharing Contributions........................16

        Section 5.8    Compensation......................................................16

        Section 5.9    Maximum Additions.................................................17

        Section 5.10   Investment Funds..................................................17

        Section 5.11   Annual Statement to Participants..................................18


ARTICLE VI             DISTRIBUTION OF BENEFITS..........................................19
        Section 6.1    Retirement or Disability..........................................19


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SECTION                                                                               Page
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        Section 6.2    Death.............................................................19

        Section 6.3    Resignation or Dismissal..........................................19

        Section 6.4    Remainders and Reinstatement of Remainders........................20

        Section 6.5    Payment of Benefits...............................................21

        Section 6.6    Manner and Timing of Payment......................................22

        Section 6.7    Death Distribution Provisions.....................................23

        Section 6.8    Spousal Death Benefit.............................................23

        Section 6.9    Designation of Beneficiary........................................24

        Section 6.10   Direct Rollovers..................................................24

        Section 6.11   Loans.............................................................25


ARTICLE VII            DIVERSIFICATION OF INVESTMENT IN EMPLOYER STOCK...................26
        Section 7.1    Election by Qualified Participant.................................26

        Section 7.2    Method of Diversifying Investment.................................26


ARTICLE VIII           PLAN ADMINISTRATION...............................................27
        Section 8.1    Plan Administrator................................................27

        Section 8.2    Committee Membership..............................................27

        Section 8.3    Appointment, Resignation, Removal of Committee Members............27

        Section 8.4    Committee Procedures..............................................27

        Section 8.5    Committee Powers and Duties.......................................27

        Section 8.6    Committee Rules and Decisions.....................................28

        Section 8.7    Interested Committee Member.......................................28

        Section 8.8    Facility of Payment...............................................28

        Section 8.9    Missing Participants and Beneficiaries............................28

        Section 8.10   Claims and Review Procedures......................................29

        Section 8.11   Plan Expenses.....................................................29


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SECTION                                                                               Page
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        Section 8.12   Fiduciary Responsibilities........................................29

ARTICLE IX             MISCELLANEOUS.....................................................30
        Section 9.1    Nonguarantee of Employment........................................30

        Section 9.2    Rights to Trust Assets............................................30

        Section 9.3    Nonalienation of Benefits.........................................30

        Section 9.4    Applicable State Law..............................................30

        Section 9.5    Illegal or Invalid Provisions.....................................30

        Section 9.6    Gender and Number.................................................30

        Section 9.7    Execution in Counterparts.........................................30

        Section 9.8    Waiver of Notice..................................................30

        Section 9.9    Action by the Employers...........................................30

        Section 9.10   Indemnification...................................................31

        Section 9.11   Nonguarantee of Funds.............................................31

        Section 9.12   Qualified Domestic Relations Orders...............................31


ARTICLE X              AMENDMENT AND TERMINATION.........................................32
        Section 10.1   Amendment.........................................................32

        Section 10.2   Termination.......................................................32

        Section 10.3   Termination Procedures............................................32



ARTICLE XI             SUCCESSORS, MERGERS AND PLAN ASSETS...............................33
        Section 11.1   Successors........................................................33

        Section 11.2   Plan Mergers, Consolidations and Transfers........................33

        Section 11.3   Plan Assets.......................................................33


ARTICLE XII            PARTICIPATION BY AFFILIATES.......................................34
        Article 12.1   Affiliate Participation...........................................34

        Article 12.2   Company Action Binding on Other Employees.........................34



SUPPLEMENT A           Claims and Review Procedures......................................A-1


iv
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SECTION                                                                               Page
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SUPPLEMENT B           Limitations on Compensation Deferral and Matching Contributions...B-1

SUPPLEMENT C           Top-Heavy Provisions..............................................C-1

SUPPLEMENT D           Loans.............................................................D-1

SUPPLEMENT E           Minimum Distribution Requirements................................E-1



                  THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
                               401(k) SAVINGS PLAN

       (As Amended and Restated Generally Effective as of January 1, 2006)

                                   ARTICLE I
                                   ---------

                                  Introduction
                                  ------------

     Section 1.1 Purpose. The National Bank of Indianapolis Corporation 401(k) Savings Plan (the "Plan") is maintained by The National Bank of Indianapolis Corporation (the "Company") to assist its eligible employees, and the eligible employees of any other Employer under the Plan, in providing for their future financial security by deferring a portion of their Earnings and having those funds accumulated under the Plan, and by sharing in the contributions from the Employers. The Plan is intended to meet the provisions of Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended (the "Code") and is intended to be an eligible individual account plan which will acquire and hold qualifying employer securities as defined in Section 407(d)(5) of the Employee Retirement Income Security Act of 1974 ("ERISA").

     Section 1.2 Effective Date. The Plan was originally established by the Company effective January 1, 1994 (the "Original Effective Date"). The "Effective Date" of the Plan, as amended and restated, is January 1, 2006, unless otherwise specified in the Plan or required by applicable law. The provisions of the Plan as restated only apply to an individual employed by an Employer on or after the Effective Date. The rights and benefits, if any, of an employee whose employment with the an Employer terminated before the Effective Date will be determined in accordance with the terms of the Plan as of the date of his termination; provided, however, that if a Participant's benefits were not fully distributed prior to the Effective Date, then the provisions of the Plan as restated herein will govern the subsequent investment and distribution of those benefits.

     Section 1.3 Employers and Affiliates. Any Affiliate may adopt the Plan for the benefit of its employees with the Company's consent in accordance with
Section 12.1. For purposes of this Plan, the term "Affiliate" means the Company and any other corporation or trade or business whose employees are treated as being employed by the Company under Code Section 414(b), 414(c), 414(m) or 414(o). The Company and each other Affiliate that adopts the Plan are referred to as the "Employers" and sometimes individually as an "Employer."

     Section 1.4 Plan Administration; Plan Year. The Plan is administered by the Benefits Committee (the "Committee"), as described in Article VII. Such administration is carried out on the basis of a "Plan Year" which is the twelve-month period commencing on each January 1 and ending on the following December 31. Any notice or document required to be given to or filed with an Employer or the Committee will be properly given or filed if delivered or mailed, by registered mail, postage prepaid, to:

                             The Benefits Committee
             c/o Susan A. Engledow, Vice President and Trust Officer
                        The National Bank of Indianapolis
                    107 North Pennsylvania Street, Suite 700
                           Indianapolis, Indiana 46204

     Section 1.5 Funding of Benefits. Funds contributed under the Plan will be held and invested, until distribution, by one or more trustees (the "Trustee") appointed by the Company, in accordance with the terms of one or more Trust agreements (the "Trust") between the Company and the Trustee which implement and form a part of the Plan. The provisions of and benefits under the Plan are subject to the terms and provisions of the Trust.

     Section 1.6 Examination of Documents. Copies of the Plan and Trust, and any amendments of either document, will be made available at the principal office of each Employer where they may be examined by any Participant or other person entitled to benefits under the Plan.

     Section 1.7 Contributions Not Dependent Upon Profits . The Plan is intended to qualify as a profit sharing plan under Code Section 401(a). However, contributions under the Plan may be made without regard to an Employer's current or accumulated profits.

     Section 1.8 Plan Supplements. The provisions of the Plan may be modified by supplements to the Plan. The terms and provisions of each supplement are a part of the Plan and supersede any other provisions of the Plan to the extent necessary to eliminate any inconsistencies between the supplement and any other Plan provisions.

     Section 1.9 Definition References The following terms are defined in the Plan in the following sections:

             Term                                                 Plan Section
             ----                                                 ------------
             Account ..................................................5.1
             Accounting Date...........................................5.2
             Accounting Period.........................................5.2
             Adverse Benefit Determination.............................A-3
             Affiliate.................................................1.3
             Aggregated Plan...........................................C-5(a)
             Alternate Payee...........................................9.12
             Annual Addition...........................................5.9
             Annual Dollar Limitation..................................B-2(a)
             Authorized Leave of Absence...............................2.5(e)
             Beneficiary...............................................6.9
             Benefit Claim.............................................A-1
             Board
                    ...................................................4.2
             Catch-Up Contribution Account.............................5.1(b)
             Catch-Up Contributions....................................3.2
             Claimant..................................................A-1

                                       2
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             Code......................................................1.1
             Committee.................................................1.4
             Company...................................................1.1
             Compensation..............................................5.8
             Compensation Cap..........................................5.8
             Compensation Deferral Contribution........................4.1
             Compensation Deferral Contribution Account................5.1(a)
             Compensation Deferrals....................................3.1
             Covered Employee..........................................2.1(b)
             Determination Date........................................C-2
             Direct Rollover...........................................6.10
             Distributee...............................................6.10
             Earnings..................................................3.3
             Effective Date............................................1.2
             Elective Deferral.........................................B-2(c)
             Eligible Participant......................................5.7
             Eligible Retirement Plan..................................6.10
             Eligible Rollover Distribution............................6.10
             Eligibility Period........................................2.5(a)
             Employer..................................................1.3
             Employer Stock............................................4.8
             Entry Date................................................2.2
             ERISA.....................................................1.1
             Highly Compensated Employee...............................B-5
             Hour of Service...........................................2.5(b)
             Inactive Participant......................................2.4
             Investment Funds..........................................5.10
             Key Employee..............................................C-3(a)
             Married Participant.......................................6.8
             Matching Contribution.....................................4.3
             Matching Contribution Account.............................5.1(d)
             Non-Key Employee..........................................C-3(b)
             Normal Retirement Age.....................................6.1
             One-Year Break in Service.................................2.5(d)
             Original Effective Date...................................1.2
             Participant...............................................2.2
             Plan   ...................................................1.1
             Plan Termination Date.....................................10.3
             Plan Year.................................................1.3
             Predecessor Employer......................................2.5(c)
             Profit Sharing Contribution...............................4.4
             Profit Sharing Contribution Account.......................5.1(e)
             Qualified Domestic Relations Order........................9.12
             Qualified Election Period.................................7.1
             Qualified Participant.....................................7.1
             Reemployed Participant....................................6.3

3
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             Remainder.................................................6.4
             Rollover Account..........................................5.1
             Rollover Contribution.....................................4.7
             Safe Harbor Matching Contribution Account.................5.1(c)
             Safe Harbor Matching Contribution.........................4.2
             Separation Period.........................................6.3(a)
             Successor Plan............................................10.3
             Surviving Spouse..........................................6.8(c)
             Top-Heavy Group...........................................C-5(a)
             Top-Heavy Plan............................................C-1
             Total and Permanent Disability............................6.1
             Trust.....................................................1.5
             Trustee...................................................1.5
             Vested Percentage.........................................6.3
             Years of Service..........................................6.3
















4
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                                   ARTICLE II
                                   ----------

                            Participation and Service
                            -------------------------

     Section 2.1 Eligibility for Participation. Every person employed by an Employer is eligible to participate in the Plan provided that:

     (a)  He has attained age 21; and

     (b) He is a Covered Employee. The term "Covered Employee" means a person employed by an Employer and classified by the Employer as a common-law employee (regardless of the individual's actual employment status), except that term does not include an employee employed in a unit of employees subject to a collective bargaining agreement where retirement benefits were negotiated in good faith by an Employer and that unit's bargaining representative.

     Section 2.2 Commencement of Participation. Subject to the conditions and limitations of the Plan, each Covered Employee who was a Participant in the Plan on December 31, 2005 will continue as a Participant on and after January 1, 2006. Any other Covered Employee will become a "Participant" in the Plan on the first day of January, April, July or October (an "Entry Date") coincident with or next following the date he satisfies the eligibility requirements of Section 2.1, or if later, the date the employee's Employer becomes an Employer under the Plan pursuant to Section 12.1. If an employee satisfies the requirements of subsection 2.1(a) before satisfying the requirements of subsection 2.1(b), he will become a Participant in the Plan on the date he meets the requirements of subsection 2.1(b).

     Section 2.3 Duration of Participation. Subject to Section 2.4, an employee will continue as a Participant until the later of his termination of employment with all of the Affiliates or the complete distribution of his Plan benefits.

     Section 2.4 Restricted Participation and Reemployment. A Participant who
(i) has ceased to be employed by an Employer but has not received a complete distribution of his Plan benefits or (ii) remains in the employ of an Employer but has ceased to be a Covered Employee will, upon either such event, become an "Inactive Participant." An Inactive Participant (including the Beneficiary of a deceased Participant) will be treated as a Participant for all purposes of the Plan, except as follows:

     (a) An Inactive Participant is not permitted to defer any portion of his Earnings under Sections 3.1 and 3.2 and will not share in any Employer contributions, under Section 4.2, 4.3 or 4.4, except as provided in
          Section 5.5, 5.6 or 5.7.

     (b) The Beneficiary of a deceased Participant cannot designate a Beneficiary under Section 6.9.

     An Inactive Participant who has not terminated employment with the all of the Affiliates will become an active Participant upon his return to status as a Covered Employee. An employee who was a Participant and who has terminated employment with all of the Affiliates will, in the event he is subsequently reemployed by an Employer, become an active Participant upon his reemployment as a Covered Employee. An employee who was never a Participant and has terminated employment with all of the Affiliates and is subsequently reemployed by an Employer will be treated as a new employee and will become a Participant upon satisfying the requirements of Section 2.1. An employee who satisfied the requirements of Section 2.1 but did not become a Participant under
Section 2.2 will be treated as a former Participant eligible for active participation in accordance with the foregoing provisions of this Section.

     Section 2.5 Service. The following terms and provisions apply in determining a Participant's service under the Plan:

     (a) An "Eligibility Period" is (i) the 12 consecutive month period commencing on the date the employee first performs an Hour of Service and (ii) each Plan Year beginning on or after that date.

     (b) The term "Hour of Service" means each hour for which an employee is directly or indirectly paid or entitled to payment by an Affiliate for the performance of duties and for reasons other than the performance of duties (such as vacation, sickness, disability, back pay or Authorized Leave of Absence) determined and credited in accordance with Section 2530.200b-2 of the Department of Labor regulations which are incorporated herein by reference. No more than 501 Hours of Service will be credited under this subsection (b) for any computation period in which no duties are performed by the employee. Full-time employees who are not compensated on an hourly basis will be credited with 10 Hours of Service per day, but not to exceed 45 Hours of Service for any week of employment. Hours of Service by an individual considered to be an employee of an Affiliate under Code Section 414(n) or (o) will be treated as Hours of Service under this subsection (b).

     (c) Unless otherwise provided by the Company, Hours of Service with a Predecessor Employer will be disregarded. A "Predecessor Employer" means any entity of which the stock, assets or business was acquired by an Employer by merger, consolidation or purchase.

     (d) The term "One-Year Break in Service" means any Plan Year in which the employee is not credited with more than 500 Hours of Service.

     (e) An Authorized Leave of Absence does not constitute a termination of employment. However, except as otherwise provided by applicable federal law, a Participant who is on Authorized Leave of Absence will not be eligible to make Compensation Deferrals or Catch-Up Contributions under Article III during the leave of absence. For purposes of this Plan an "Authorized Leave of Absence" means:

          (i) An absence authorized by an Employer under its standard personnel practices applied uniformly to all similarly situated employees; and

          (ii) An absence due to service in the Armed Forces of the United States described in any applicable statute granting reemployment rights to employees engaged in such service.

     (f) Solely for purposes of determining whether a One-Year Break in Service has occurred, an individual who is absent from work for maternity or paternity reasons will receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight Hours of Service per day of such absence. For purposes of this subsection, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the individual,
          (ii) by reason of a birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this subsection will be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a One-Year Break in Service in that period, or (2) in all other cases, in the following computation period. No more than 501 Hours of Service will be credited under this subsection in any computation period. The Committee may require an employee to furnish any information the Committee may need to establish that the employee's absence was for one of the reasons specified above.

     Section 2.6 Military Service. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

     Section 2.7 Notice of Participation. The Committee will notify each Covered Employee of the date he becomes a Participant in the Plan and will furnish each Participant with a summary plan description and such other reports required by the applicable governmental rules and regulations.

                                  ARTICLE III
                                  -----------

                                    Deferrals
                                    ---------

     Section 3.1 Compensation Deferrals. Each Participant may elect to defer from one to 50 percent of his Earnings (as defined in Section 3.3) each Plan Year in multiples of one percent; provided that the amount so deferred, together with any Catch-Up Contributions and any other voluntary and any mandatory withholding, will not reduce a Participant's cash compensation to less than $0.00. Any amount so deferred (referred to as a Participant's "Compensation Deferrals") under this Section will be withheld from the Participant's Earnings and contributed to the Plan under Section 4.1.

     Section 3.2 Catch-Up Contributions. All Participants who are eligible to make Compensation Deferrals under the Plan and who have attained age 50 before the close of the Plan Year will be eligible to make "Catch-Up Contributions" in accordance with, and subject to the limitations of, Code Section 414(v). Such Catch-Up Contributions will not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code Sections 401(a)(30) and 415. The Plan will not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Section 401(a)(4), 401(k)(3), 401(k)(11), 401(k)(12), 410(b) or 416, as applicable, by reason of the making of such Catch-Up Contributions.

     Section 3.3 Earnings. Effective January 1, 2005, subject to the limitations described in Section 5.8, a Participant's "Earnings" for purposes of Sections 3.1, 4.2 and 4.3 means the total compensation paid to the Participant during a Plan Year which is treated as wages within the meaning of Code Section 3401(a) (determined without regard to any rules which limit the remuneration included in wages based on the nature or location of employment or the services performed) plus the compensation that, but for the Compensation Deferral election made under Section 3.1, the Catch-Up Contributions election made under Section 3.2, or an election made under Code Section 125, or 132(f)(4), would have been paid to the Participant by an Employer for services rendered to an Employer as an employee, but excluding fringe benefits (cash and non-cash), welfare benefits, deferred compensation and reimbursements (including moving expenses) and expense allowances.

     Section 3.4 Changes in Rate of Deferrals. A Participant who has elected to make Compensation Deferrals or Catch-Up Contributions may elect to increase or decrease the rate of his Compensation Deferrals and Catch-Up Contributions (or to suspend or resume deferrals) within the limits specified in Section 3.1 and 3.2, in accordance with Section 3.5.

     Section 3.5 Deferral Elections . A Participant's deferral election will be effective until his termination of employment with all the Employers or until changed or suspended in accordance with Section 3.4 and this Section. Compensation Deferrals and Catch-Up Contributions will normally be made through equal payroll deductions. However, the Committee may establish other nondiscriminatory methods for permitting Compensation Deferrals and Catch-Up Contributions. Any elections or notices that are to be made or given under this
Article III must be made at the time, in the manner and on such forms as established by the Committee. The Committee may also prescribe additional rules and procedures consistent with the foregoing to govern Compensation Deferral and Catch-Up Contributions elections under this Article III.

                                   ARTICLE IV
                                   ----------

                                  Contributions
                                  -------------

     Section 4.1 Deferral Contributions. Subject to the conditions and limitations of this Article IV, Article V and Supplement B, each Employer will contribute an amount equal to the Compensation Deferrals made under Section 3.1 for each Plan Year by a Participant employed by that Employer to the Trustee in the name of the Participant (referred to as a "Compensation Deferral Contribution"). If all or any portion of a Participant's Compensation Deferrals for any Plan Year may not be contributed due to the limitations or conditions of
Section 4.5 or Section 5.9, the amount that may not be contributed will be paid to the Participant. If that amount has already been contributed, the excess contribution will be returned directly to the Participant. Each Employer will contribute an amount equal to the Catch-Up Contribution made under Section 3.2 for each Plan Year by a Participant employed by the Employer to the Trustee in the name of the Participant.

     Section 4.2 Safe Harbor Matching Contributions . Subject to the conditions and limitations of this Article IV, Article V and Supplement B, each Plan Year the Employer will contribute to the Trustee an amount designated as a "Safe Harbor Matching Contribution" equal to 100 percent of the sum of each Participant's Compensation Deferral Contributions and Catch-Up Contributions for the Plan Year up to three percent of his Earnings plus 50 percent of such Participant's Compensation Deferral Contributions and Catch-Up Contributions for the Plan Year to the extent that such Compensation Deferral Contributions and Catch-Up Contributions exceed three percent but do not exceed five percent of his Earnings. All or any portion of an Employer's Safe Harbor Matching Contribution may, subject to the discretion of the Board of Directors of the Company (the "Board"), and acceptance thereof by the Trustee, be made in the form of whole and fractional shares of Employer Stock, as defined in Section
4.8. Any such contributions will be valued at their fair market value on the date of the contribution as provided in ERISA Section 3(18). Any contribution under this section not made in the form of shares of Employer Stock will be made in cash. Safe Harbor Matching Contributions are nonforfeitable within the meaning of Treasury Regulation Section 1.401(k)-1(c) and are subject to the withdrawal restrictions of Code Section 401(k)(2)(B) and Treasury Regulation
Section 1.401(k)-1(d). A contribution made by an Employer under this Section will be allocated in accordance with Section 5.5 to Participants employed by an Employer during that Plan Year.

     Section 4.3 Matching Contributions. Subject to the conditions and limitations of this Article IV, Article V and Supplement B, each Plan Year an Employer may contribute to the Trustee an amount in addition to the Safe Harbor Matching Contribution designated as a "Matching Contribution" determined in the sole discretion of the Board. All or any portion of an Employer's Matching Contribution may, subject to the discretion of the Board, and acceptance thereof by the Trustee, be made in the form of whole and fractional shares of Employer Stock, as defined in Section 4.8. Any such contributions will be valued at their fair market value on the date of the contribution as provided in ERISA Section 3(18). Any contribution under this Section not made in the form of shares of Employer Stock will be made in cash. A Matching Contribution made by an Employer under this Section will be allocated in accordance with Section 5.6 to Participants who had Compensation Deferral Contributions and Catch-Up Contributions made on their behalf by the Employer for that Plan Year.

     Section 4.4 Profit Sharing Contributions. Subject to the conditions and limitations of this Article IV and Article V, each Plan Year an Employer may contribute to the Trustee an amount designated as a "Profit Sharing Contribution" determined in its sole discretion. A Profit Sharing Contribution made by an Employer under this Section will be allocated to Eligible Participants employed by the Employer during that Plan Year in accordance with
Section 5.7.

     Section 4.5 Limitations on Contributions. An Employer's contributions made under Sections 4.1 through 4.4 above for any taxable year of the Employer (that is, for a Plan Year that begins with or within that taxable year) may not, unless the Employer specifies otherwise, exceed an amount equal to the maximum amount deductible by the Employer on account of these contributions for federal income tax purposes for that taxable year.

     Section 4.6 Payment of Contributions. Compensation Deferral Contributions and Catch-Up Contributions to be made under Section 4.1 are to be paid to the Trustee as soon as practicable after the date the Compensation Deferrals and Catch-Up Contributions would have been paid to the Participants but for their deferral elections under Sections 3.1 and 3.2. Contributions to be made under Sections 4.2 through 4.4 are to be paid to the Trustee no later than the date prescribed by law for filing the Employer's federal income tax return, including extensions. Any contributions paid with respect to a Plan Year under this Section will be considered to have been paid by the last day of that year, regardless of when actually paid to the Trustee.

     Section 4.7 Rollover Contributions.. Subject to rules and procedures established by the Committee, a Participant or a Covered Employee may at any time contribute all or any part of an amount that is eligible for rollover to a qualified plan as determined under the applicable provisions of the Code (a "Rollover Contribution") if such Rollover Contribution is (i) a Direct Rollover of an Eligible Rollover Distribution from a qualified plan described in Code
Section 401(a) or 403(a), including after-tax employee contributions; (ii) a Participant contribution of an Eligible Rollover Distribution from a qualified plan described in Code Section 401(a) or 403(a); and (iii) a Participant Rollover Contribution of the portion of a distribution from an individual retirement account or annuity described in Code Section 408(a) or 408(b) that is eligible to be rolled over and would otherwise be includible in gross income. However, if the contribution is not a direct rollover from another eligible plan, the contribution must be made within 60 days after the date the Participant receives that amount. Any rollover of after-tax employee contributions will only be allowed if the Covered Employee who is attempting to roll such funds provides the Committee with information sufficient for the Committee to determine the amount of after-tax contributions. After-tax contributions may not be used to purchase Employer Stock under Section 4.8 of the Plan. A Rollover Contribution will be credited to an account established under Section 5.1 in the name of the Participant or the Covered Employee and any amount credited to that account will be fully vested and nonforfeitable at all times.

     Section 4.8 Investment of Rollover Contribution in Employer Stock. A Participant or Covered Employee who has made a Rollover Contribution to the Plan may request the Trustee to invest a portion of his Rollover Account in whole shares of Employer Stock in accordance with the provisions of this Section 4.8. "Employer Stock" means any qualifying employer security within the meaning of Code Section 409(l) and ERISA Section 407(d)(1) and the Treasury and Department of Labor Regulations promulgated thereunder.

     (a) Each individual who has a Rollover Account which has not previously been invested in Employer Stock will, on an annual basis, be provided the opportunity to request the Trustee, on forms provided by the Committee, to invest not less than 25% and not more than the lesser of 50% of the fair market value, or $200,000, of the individual's Rollover Account in Employer Stock.

     (b) Each individual who has a Rollover Account which has not previously been invested in Employer Stock in an amount equal to maximum level prescribed by this Section 4.8 will, on an annual basis, be provided the opportunity to request the Trustee, on forms provided by the Committee, to invest up to the lesser of 50%, expressed as a whole percentage, of the fair market value, or $200,000, of the individual's Rollover Account in Employer Stock. Once an individual's Rollover Account has been invested in Employer Stock in an amount equal to the maximum level prescribed by this Section 4.8, the individual will not be entitled to make further requests, even if, due to fluctuations in value, the percentage of his Rollover Account investment in Employer Stock falls below such maximum level.

     (c) Each year, in connection with its determination of the fair market value of Employer Stock, the Committee will notify each individual described in (a) and (b) of his eligibility to make a request to the Trustee under this Section 4.8. For purposes of determining the amount of an individual's Rollover Account which is eligible to be invested in Employer Stock, the fair market value thereof will be determined by the Committee as of the Accounting Date immediately preceding the date on which the purchase will be made.

     (d) The Committee will provide individuals described in subsections (a) and (b) with such information the Committee determines to be appropriate to enable them to determine whether to make the election provided by this Section 4.8. The Committee will also have the final discretion to determine whether a Covered Employee's request to the Trustee under this Section 4.8 will be given effect.

     (e) All purchases of Employer Stock by the Trustee will be made at a price, or at prices, which, in the judgment of the Committee, do not exceed the fair market value of such Employer Stock as of the date on which the Employer Stock is purchased. Provided, further, any sale of Employer Stock by the Trustee will be made at no less than the fair market value thereof, as determined under this Section 4.8. No commission will be charged with respect to any such purchase or sale. Any purchase or sale will also be made in conformance with ERISA
          Section 408(e) and the Department of Labor Regulations promulgated thereunder. The determination of fair market value of Employer Stock for all purposes under the Plan will be made by the Committee which will consider the following criteria:

          (i) Any current and historical practices which have been consistently and uniformly utilized to value Employer Stock in sales transactions between the Employer and the stockholders, or among and between stockholders;

          (ii) Any agreements, restrictions or limitations with respect to or imposed upon the sale or transfer of Employer Stock which establish or stipulate the price at which the Company or Trust may or must purchase such stock under the provisions of the Articles of Incorporation or By-Laws of the Company, or written agreements, including, but not limited to, buy-sell or redemption agreements; provided the same or similar restrictions are applicable to substantially all of the outstanding Employer Stock and are uniformly and consistently complied with;

          (iii) Such other information concerning the Company and its condition and prospects, financial and otherwise, generally used in the determination of the fair market value of corporate stock of comparable public or private companies engaged in the same or similar business;

          (iv) Such other evaluation techniques, such as use of capitalization ratios, deemed appropriate by the Committee and executed by independent and recognized analysts having expertise in rendering such evaluations; and

          (v) If the Employer Stock is not readily tradable on an established securities market, with respect to activities carried on by the Plan, all valuations of Employer Stock will be made by an independent appraiser meeting requirements similar to those contained in the Treasury Regulations promulgated under Code
               Section 170(a)(1). All such appraisals will also satisfy the requirements of the Proposed Department of Labor Regulations promulgated under Section 3(18) of ERISA. The Committee will have the exclusive responsibility for selecting the independent appraiser.

     (f) Except as otherwise provided in Article VII, all amounts invested in Employer Stock under this Section 4.8 will remain so invested until the Rollover Account to which such stock has been allocated is distributed. Provided, however, the Committee may, in its sole discretion and at any time, direct the Trustee to sell or resell shares of Employer Stock allocated to Rollover, Matching and Safe Harbor Matching Contribution Accounts to any person, including the Employer.

     Section 4.9 Voting Employer Stock . A Participant, Inactive Participant or Beneficiary will be entitled to direct the Trustee as to the manner in which voting rights of shares of Employer Stock which are acquired by the Trust and allocated to his Account as of the applicable record date are to be exercised with respect to all matters with respect to which such shares of Employer Stock are entitled to vote. The Committee will, at least 20 days prior to each meeting of the shareholders of the Employer, provide each individual entitled, under the preceding sentence, to direct the voting of Employer Stock with notice of such meeting and of those matters which at the time of the mailing of such notice are subject to direction, and are expected to be presented at such meeting for action by the shareholders, together with an appropriate form with which the manner of voting on such matters can be directed. If instructions on such matters are received by the Trustee with respect to any Employer Stock at least 5 days prior to such meeting, the Trustee will vote the allocated shares of Employer Stock with respect to which such instructions were received in accordance with such instructions. The Trustee will also vote any

Employer Stock in the Trust (i) as to which instructions have not been received,
(ii) as to which instructions have not been received by the date specified in the preceding sentence, and (iii) which have not been allocated to any Participant's Account. The Trustee will vote such shares of Employer Stock in the same proportion and in the same manner as the shares allocated to Participants' Accounts with respect to which timely and proper instructions by Participants have been received. The Trustee will vote all shares as provided in this Section, subject to the fiduciary obligation imposed on it by ERISA.

     Section 4.10 Direct Transfers. At the direction of and in accordance with rules prescribed by the Committee, a Participant's or a Covered Employee's benefits under another plan which meets the requirements of Code Section 401(a) may be received by the Trustee from the trustee of that other plan; provided that the benefits are exempt from the requirements of Code Section 401(a)(11). Any amount so received will be credited to an account established under Section
5.1 in the name of the Participant or Covered Employee and any amount credited to such an account will be fully vested and nonforfeitable at all times.

     Section 4.11 Participant After-tax Contributions. Participants are not required or permitted to make after-tax contributions under the Plan.

                                   ARTICLE V
                                   ---------

                           Allocations to Participants
                           ---------------------------

     Section 5.1 Individual Accounts. The Committee will create and maintain the following accounts on behalf of each Participant (or Covered Employee who makes a Rollover Contribution):


     (a) A "Compensation Deferral Contribution Account" to reflect the Compensation Deferral Contributions made on behalf of the Participant under Section 4.1;

     (b) A "Catch-Up Contribution Account" to reflect the Catch-Up Contributions made on behalf of the Participant under Section 4.1;

     (c) A "Safe Harbor Matching Contribution Account" to reflect the Safe Harbor Matching Contributions made on behalf of the Participant under
          Section 4.2;

     (d) A "Matching Contribution Account" to reflect the Matching Contributions made on behalf of the Participant under Section 4.3; and

     (e) A "Profit Sharing Contribution Account" to reflect the Profit Sharing Contributions made on behalf of the Participant under Section 4.4.

     Each account will also reflect the credits and charges to be made to that account under this Article V. The Committee may also maintain any other account or subaccount as it deems advisable, including a "Rollover Account" to reflect Rollover Contributions made under Section 4.7. Unless the context indicates otherwise, references to a Participant's "Account" means all accounts maintained in his name under the Plan. The maintenance of these accounts is only for accounting purposes, and no assets of the Trust fund need be segregated to any account.

     Section 5.2 Accounting Date. The term "Accounting Date" means, with respect to the portion of the Participant's Account which is not invested in Employer Stock, each day on which the securities markets of the United States are generally in operation. With respect to the portion of a Participant's Account that is invested in Employer Stock, "Accounting Date" means each December 31st and the date, if any, declared each spring by the Committee, following receipt of a valuation report prepared by an independent valuation firm, in connection with the purchase by the Trustee of Employer Stock with Rollover Contributions as described in Section 4.8 and the distribution of Participants' Accounts which are invested in Employer Stock as described in Section 6.6. "Allocation Date" also means any other date selected by the Committee, including any date the Plan is terminated or partially terminated. Any reference to an "Accounting Period" ending on an Accounting Date means the period since the last preceding Accounting Date.

     Section 5.3 Account Adjustments. The Accounts of Participants and Beneficiaries will be adjusted by the recordkeeper, at the direction of the Committee, as of each Accounting Date in accordance with the following:

     (a) Withdrawals. Any distributions, loans or other withdrawals from the Trust fund will be debited from the Participants' Accounts.

     (b)  Adjustments to Investment Funds.


          (i) The net asset value of the securities and/or other assets comprising each Investment Fund (as defined in Section 5.10) will be computed. This net asset value will be equal to the market price of the securities and other assets comprising the Investment Fund as of the close of business on the current Accounting Date.

          (ii) Following the computation of the net asset value for each Investment Fund, a gain or loss will be assigned to each Account invested in the Investment Fund based on the net asset value of the Investment Fund on the previous Accounting Date.

          (iii) Any requests for transfers to be made to or from an Investment Fund by any Participant, received prior to the stated deadline on such Accounting Date will be made. In completing the valuation procedure described above, such adjustments in the amount credited to such Accounts will be made on the Accounting Date to which the investment activity relates. It is intended that this Section operate to distribute among the Participant's Accounts all income of the Investment Funds and changes in the value of the Investment Funds' assets.

          (iv) In addition to the above paragraph (iii), in the event a pooled Investment Fund is created as a designated fund for Participant investment election in the Plan, valuation of the pooled Investment Fund will be governed by the administrative services agreement for that pooled Investment Fund.

     (c) Adjustments to Employer Stock. The change in value of Employer Stock will only be reflected on an Accounting Date for Employer Stock as provided in Section 5.2.

     (d) Crediting Contributions. Contributions will be credited to the Participants' Accounts as set forth in Sections 5.4 through 5.7.

     (e) Deemed Date of Allocation. All credits or deductions made under this Article to Participant's Accounts will, for all purposes other than the allocation of income, be deemed to have been made no later than the last day of the Plan Year though actually determined thereafter. For any period in which one or more Investment Funds are maintained under Section 5.8, the foregoing provisions of this Section 5.3 will be applied to the Account balances invested in each Investment Fund and to any withdrawals or contributions to be allocated to an Investment Fund as if each Investment Fund were a separate trust fund. No credit to an Investment Fund will be taken into account under this
          Section 5.3 until the Accounting Date the contribution was both paid to the Trustee and credited to the Investment Fund by the Investment Fund recordkeeper.

     Section 5.4 Crediting of Deferral Contributions. Subject to the conditions and limitations of this Article V and Supplement B, as of each Accounting Date, any Compensation

Deferral and Catch-Up Contributions made on behalf of a Participant under
Section 4.1 that are not returned to the Participant under that Section 4.1, will be credited to that Participant's Compensation Deferral and Catch-Up Contribution Accounts, respectively.

     Section 5.5 Crediting of Safe Harbor Matching Contributions. Subject to the conditions and limitations of this Article V and Supplement B, as of the December 31st Accounting Date, any Safe Harbor Matching Contributions made under
Section 4.2 for that Plan Year will be allocated and credited to the Safe Harbor Matching Contribution Account of each Participant in an amount equal to 100 percent of the sum of that Participant's Compensation Deferral and Catch-Up Contributions made to the Plan for that Plan Year up to three percent of the Participant's Earnings plus 50 percent of such Participant's Compensation Deferral and Catch-Up Contributions for the Plan Year to the extent that such Compensation Deferral and Catch-Up Contributions exceed three percent but do not exceed five percent of the Participant's Earnings for the Plan Year.

     Section 5.6 Allocation of Matching Contributions. Subject to the conditions and limitations of this Article V and Supplement B, as of the December 31st Accounting Date, any Matching Contributions made under Section 4.3 for that Plan Year will be allocated and credited to the Matching Contribution Accounts of all Participants, pro rata, according to the Compensation Deferral and Catch-Up Contributions credited to those Participants under Section 5.4 above for that Plan Year. Notwithstanding the foregoing, an Employer may limit the Compensation Deferral and Catch-Up Contributions to be used with respect to the Participants for allocation purposes by specifying that limit (in either dollar or percentage terms or both) prior to the end of the Plan Year for which the Matching Contributions are being made.

     Section 5.7 Allocation of Profit Sharing Contributions. Subject to the limitations of this Article V, as of the December 31st Accounting Date, any Profit Sharing Contributions made under Section 4.4 for the Plan Year will be allocated as of that date to the Profit Sharing Contribution Accounts of all Eligible Participants, pro rata, according to those Participants' Earnings for that year. An "Eligible Participant" means a Participant who is:

     (a) Employed by an Employer (or on an Authorized Leave of Absence) on the last day of the Plan Year and who is credited with 1,000 or more Hours of Service for that year; or

     (b) Employed by an Employer during the Plan Year who terminated his employment during that year due to his death or Total and Permanent Disability (as defined in Section 6.1) or after reaching his Normal Retirement Age.

     Section 5.8 Compensation. A Participant's "Compensation" for any Plan Year means the total amount paid to the Participant by the Employers for that year as reported on the Participant's federal wage and tax statement (Form W-2), plus the amount of Compensation Deferral and Catch-Up Contributions made on his behalf that would have been reported as taxable income on Form W-2 for that year but for his Compensation Deferral or Catch-Up Contributions election and the amount that was not reported as taxable income on Form W-2 by an Employer as a result of an election made by the Participant under a Code Section 125 plan or by reason of Code Section 132(f)(4). For purposes of allocating contributions under this Article

V only, a Participant's Earnings and Compensation does not include any amount paid to the Participant prior to the date on which he became a Participant in the Plan. In addition, a Participant's Earnings and Compensation does not include any amount in excess of the Compensation Cap in effect for that year. The term "Compensation Cap" means the sum of (i) $210,000, and (ii) any adjustments permitted under Code Section 401(a)(17)(B).

     Section 5.9 Maximum Additions. Notwithstanding anything contained in the Plan to the contrary, the Annual Addition (as defined below) made to a Participant's Account for any Plan Year will not exceed the lesser of $42,000 (as adjusted pursuant to Code Section 415(d)(1)(C)) or 100 percent of the Participant's Compensation. The term "Annual Addition" means the sum of the Compensation Deferral Contributions, Matching Contributions, Safe Harbor Matching Contributions and Profit Sharing Contributions that are to be credited to a Participant's Account for a Plan Year. All defined contribution plans maintained by an Affiliate will be aggregated with this Plan for purposes of determining the limitation on Annual Additions. For purposes of the preceding sentence, the term "Annual Addition" includes the sum of any Employer contributions, employee contributions, forfeitures and allocations made on behalf of a Participant to an individual medical benefit account, as defined in Code Section 415(l)(2), or to a separate post-retirement medical benefit account (if the Participant is a Key Employee under Code Section 419A(d)(3)) under a welfare benefit fund, as defined in Code Section 419(e). The compensation limit will not apply to any contributions for medical benefits after separation from service (within the meaning of Code Section 401(h) or 419A(f)(2)) which is otherwise treated as an Annual Addition. If an Annual Addition exceeds this limitation due to a reasonable error in estimating a Participant's Compensation, or due to a reasonable error in determining the amount of Compensation Deferrals that may be made under the limits of Code Section 415, the excess will be held unallocated in a suspense account until it is used to reduce future contributions of the Participant's Employer under Section 4.2, 4.3 or 4.4 in the next Plan Year and each succeeding Plan Year, if necessary. If a suspense account is in existence at any time during the Plan Year pursuant to this Section, it will not participate in the allocation of the Trust's income or investment gains and losses. Notwithstanding the foregoing, the Committee may direct the distribution of Compensation Deferral Contributions to a Participant to the extent needed to meet the limits of Section 5.9.

     Any amount returned will be disregarded for purposes of the limits of Supplement B. The Committee may also direct the distribution of any investment earnings on the returned contributions to avoid a violation of the limits of
Section 5.9.

     Section 5.10 Investment Funds. The Trust fund may include one or more "Investment Funds" established by the Trustee at the direction of the Committee. Each Participant may elect the manner in which his Account (which is not held in Employer Stock) is to be invested among the Investment Funds. The Committee will adopt rules concerning the investment of amounts for which it receives no election and inform Participants of those rules from time to time. A Participant may also elect to have amounts in his Accounts that are invested in an Investment Fund transferred to another Investment Fund or Funds. A Participant's election to invest his Account, to change the investment of future contributions or to transfer amounts from one Investment Fund to another will be made in accordance with any rules established by the Committee in accordance with this Section on forms or pursuant to procedures established by the Committee for that purpose.

     Section 5.11 Annual Statement to Participants. As soon as practicable after the end of each Plan Year and at such other times as the Committee determines in its sole discretion, the Committee will furnish each Participant with a statement reflecting the status of the Participant's Account as of that date.

                                   ARTICLE VI
                                   ----------

                            Distribution of Benefits
                            ------------------------

     Section 6.1 Retirement or Disability. If a Participant's employment with all of the Affiliates terminates on or after the date the Participant has attained age 65 (his "Normal Retirement Age"), or if his employment terminates because of his Total and Permanent Disability, the Participant will be entitled to receive the entire amount credited to his Account, determined as of the date specified in Section 6.6, distributable in accordance with this Article VI. For purposes of this Plan, a Participant will be deemed to have incurred a "Total and Permanent Disability" if the Participant has a disability as determined for purposes of the Federal Social Security Act which qualifies the Participant for permanent disability insurance payments in accordance with that Act. A minimal level of earnings in restricted activity during any period of disability will not disqualify a Participant from receiving disability benefits for such period if the disabled Participant receives disability benefits under the Social Security Act for the same period.

     Section 6.2 Death. If a Participant's employment with all of the Affiliates terminates because of his death, the entire amount in his Account, determined as of the date specified in Section 6.6, will be paid to his Beneficiary in accordance with this Article VI after receipt by the Committee of acceptable proof of death.

     Section 6.3 Resignation or Dismissal. If a Participant's employment with all of the Affiliates terminates prior to his satisfying the requirements of
Section 6.1 and for a reason other than his death, the Participant will be entitled to receive the entire amount in his Compensation Deferral Contribution Account, his Catch-Up Contribution Account, his Safe Harbor Matching Contribution Account, and his Rollover Account, determined as of the date specified in Section 6.6, distributable in accordance with this Article VI. The Participant will also be entitled to receive the "Vested Percentage" of his Matching Contribution and Profit Sharing Contribution Accounts, determined as of the date specified in Section 6.6, distributable in accordance with this Article
VI. The Vested Percentage of a Participant's Matching and Profit Sharing Contributions Accounts will be determined in accordance with the following schedule based on his Years of Service (as defined below) at his termination date:

                                Vested            Forfeited
        Years of Service      Percentage         Percentage
        ----------------      ----------         ----------

        Less than 1               0%                100%
        1                         20%                80%
        2                         40%                60%
        3                         60%                40%
        4                         80%                20%
        5 or more                100%                0%

     The term "Years of Service" means the sum of the Plan Years beginning on or after the Original Effective Date in which the Participant was credited with at least 1,000 Hours of Service (as determined under Section 2.5). However, the following rules apply to a Participant who terminates employment with the Affiliates and is subsequently reemployed by an Affiliate (a "Reemployed Participant"):

     (a) If the Reemployed Participant incurs a One-Year Break in Service (as determined under Section 2.5) during the period between his termination and subsequent reemployment (the "Separation Period"), Years of Service accrued by the Reemployed Participant prior to the Separation Period will not be taken into account to determine his Vested Percentage until he has completed one Year of Service following his reemployment.

     (b) No Years of Service accrued by the Reemployed Participant before the Separation Period will be taken into account if the Reemployed
          Participant:

          (i) Had no vested right to any amount in his Account prior to the Separation Period; and

          (ii) Incurred five or more consecutive One-Year Breaks in Service during the Separation Period.

     (c) No Years of Service accrued by the Reemployed Participant after he has incurred five consecutive One-Year Breaks in Service will be taken into account to determine the Vested Percentage of his Matching Contribution or Profit Sharing Contribution Account as of a prior termination date.

     Section 6.4 Remainders and Reinstatement of Remainders. The portion of a Participant's Matching Contribution or Profit Sharing Contribution Account that is not distributable to the Participant or his Beneficiary under Section 6.3 will be treated as a "Remainder" and forfeited in accordance with the following provisions. A Remainder will be forfeited by the Participant as of the earlier of (i) the end of the Plan Year in which the Participant receives distribution of his Account (other than the Remainder) or (ii) the end of the Plan Year in which the Participant incurs five consecutive One-Year Breaks in Service. Forfeited amounts will be used to reduce any Employer contributions to be made for the Plan Year in which the forfeiture occurs or as soon as practicable in subsequent Plan Years. If the Participant is reemployed after his Remainder has been forfeited but before he has incurred five consecutive One-Year Breaks in Service, he may repay to the Trustee (within five years of the Participant's reemployment date) the total amount that had been distributed to him as a result of his earlier termination of employment. If the Participant makes such a repayment, both the amount of the repayment and the Remainder will be credited to his Matching and Profit Sharing Contribution Accounts as of the Accounting Date occurring on the last day of a Plan Year that is coincident with or next following the date of repayment (after all other adjustments required under the Plan as of that date have been made). A Participant who has no vested benefit under the Plan will be deemed to have been paid a vested benefit at the time of his termination of employment for purposes of this Section. He will also be deemed to have repaid that distribution on the date of his reemployment if he is reemployed before incurring five consecutive One-Year Breaks in Service. If the Company must reinstate a Remainder under the preceding sentences, the reinstatement will be made by utilizing Remainders forfeited by other participants. If no forfeited Remainders are available for this purpose, the Company may use any income of the

Trust fund to be credited as of that date under Section 5.3 or may require the Participant's Employer to make a special Employer contribution, as determined by the Company, to the extent needed to reinstate the required amount.

     Section 6.5 Payment of Benefits. The balance of a Participant's Account that is distributable under Section 6.1, 6.2 or 6.3 will be paid in cash or, if applicable and elected by the Participant or Beneficiary, in the form of whole shares of Employer Stock in the manner and at the time specified in Section 6.6. Except as otherwise provided below, payment will be made within a reasonable time after the last day of the Plan Year coincident with or next following the Participant's termination date, but in no event later than 60 days after the latest of (i) the end of the Plan Year in which his termination occurs, (ii) the end of the Plan Year in which the Participant attains Normal Retirement Age, or
(iii) the date on which the amount of the payment can be ascertained by the Committee. If the Participant is reemployed by an Employer before payment is made or begun under this Section, no payment will be made until the Participant terminates employment again and is eligible for a distribution under Section 6.1, 6.2 or 6.3.

     (a) Accounts of $5,000 or Less. If the Participant's vested Account balance does not exceed $5,000 on the date payment is to be made, he will be paid in a single payment -------------------------- under
          Section 6.6 in accordance with the previous provisions of this Section. Effective with respect to distributions made on or after March 28, 2005, if the Participant's vested Account balance exceeds $1,000 but does not exceed $5,000 and the Participant does not elect to have the distribution paid to an Eligible Retirement Plan specified by the Participant in a direct rollover or to receive the distribution directly, then the Committee will pay the distribution in a direct rollover to an individual retirement plan designated by the Committee. If the benefit is payable to the Participant's Surviving Spouse, Beneficiary or Alternate Payee, the benefit will be paid directly to the Surviving Spouse, Beneficiary or Alternate Payee.

     (b) Accounts of More than $5,000. If the Participant's vested Account balance to be distributed under this Section exceeds $5,000 on the date payment is to be made and the Participant has attained Normal Retirement Age, payment will be made as soon as practicable, as described above and in Section 6.6. If the Participant's vested Account balance exceeds $5,000 and the Participant has not attained Normal Retirement Age by the time the distribution is to be made, payment will be made on the first day of the month following the Participant's Normal Retirement Age or death, whichever is earlier. Notwithstanding the foregoing, any Participant with a distributable benefit in excess of $5,000 may elect, in accordance with procedures established by the Committee, to accelerate or defer the payment of his benefits in accordance with the provisions of this Section. An election under the preceding sentence to accelerate payment prior to his Normal Retirement Age must be made by the Participant at least 30 days after (but no more than 90 days after) the Participant receives the election form and a description of his benefit payment options. The 30-day election period may be waived by the Participant (so that benefit payment may be made immediately following receipt of the form and notice) if the Committee has clearly informed the Participant that he has at least 30 days to consider the timing and form of his benefit payment.

     (c)  Rollovers Disregarded in Involuntary Cash-outs. For purposes of
          Section 6.5(a), with respect to Participants who separate from service after December 31, 2000, the value of a Participant's nonforfeitable Account balance will be determined without regard to that portion of the Account balance that is attributable to Rollover Contributions (and earnings allocable thereto) within the meaning of Code Sections 402(c), 403(a)(4) and 408(d)(3)(A)(ii). If the value of the
          Participant's nonforfeitable Account balance, as so determined, is $5,000 or less, the Plan will distribute the Participant's entire nonforfeitable Account balance at the same time and in the same manner as provided in this Article for Account balances of $5,000 or less.

     (d) Minimum Required Distributions. Distribution of a single payment with respect to a Participant who has terminated employment may not be deferred beyond April 1 of the calendar year that follows the calendar year in which the Participant attains age 70 1/2. Participants who are five percent or more owners of an Affiliate (as defined in Code
          Section 416) at any time during the Plan Year ending with or within the calendar year in which they attain age 70 1/2, must receive or begin to receive payment of their Accounts by that April 1 date, regardless of their employment status.

     Section 6.6 Manner and Timing of Payment. Subject to the provisions of
Section 6.8, payment of a Participant's benefit that is distributable under
Section 6.5 will be made to or for the benefit of the Participant, or in the event of his death, to or for the benefit of his Beneficiary, in a single payment as provided in this Section 6.6.

     (a) Payment of all distributable Accounts will be made as soon as reasonably practicable following the last day of the Plan Year in which the Participant terminated employment. The portion of a Participant's distributable Account which does not consist of Employer Stock will be valued as of the Accounting Date that immediately precedes the date of distribution. The portion of a Participant's distributable Account which consists of Employer Stock will be valued as of the Accounting Date described in Section 5.2 which coincides with or immediately precedes the date of distribution.

     (b) A Participant may elect, on a form provided by the Committee, to receive the portion of his Account which consists of Employer Stock in any one of the following three forms:

          (i) Whole shares of Employer Stock with any fractional share interests distributed in cash;

          (ii) Cash; or

          (iii) A combination of cash and whole shares of Employer Stock.

     (c) If the Participant elects to receive any portion of his Account which consists of Employer Stock in the form of cash, those shares of Employer Stock which are to be distributed in cash will be liquidated, as of the Accounting Date specified in subsection (a), in the following manner:

          (i) The use by the Trustee of cash from Rollover Contributions as described in Section 4.8; and, if necessary

          (ii) The use by the Trustee of the Employer's cash Safe Harbor Matching Contributions and Matching Contributions as described in Sections 4.2 and 4.3; and, if necessary

          (iii) The purchase of any remaining shares of Employer Stock from the Trustee by the Employer, subject to the requirements of Section 4.8(e).

     Section 6.7 Death Distribution Provisions. Upon the death of the Participant, the following distribution provisions shall apply:

     (a) If the Participant dies after the distribution of his Account no further payments will be made.

     (b) If the Participant dies before the distribution of his Account commences, the Participant's entire Account will be distributed as provided in Section 6.6 subject to the minimum required distribution rules of Supplement E.

     Section 6.8 Spousal Death Benefit. Notwithstanding anything in this Article to the contrary, the Account of a Participant who is married at the time of his death and dies before any benefit payments have been made or who is married on the date benefit payments commence and dies before the complete distribution of his benefits (a "Married Participant") will be distributed in accordance with the following provisions:

     (a) Spousal Death Benefit. If the Married Participant has not received the entire balance payable to him under Section 6.5 prior to his death, the remaining portion of his Account balance will be paid to his Surviving Spouse in accordance with Section 6.6, unless the Participant has designated another person or persons as his Beneficiary and his Surviving Spouse has consented to the designation as provided in subsection (b) below.

     (b) Spousal Consent. A Surviving Spouse's consent under this Section will be effective only if:

          (i) The Married Participant designates another Beneficiary and that designation cannot be changed without the Surviving Spouse's consent (unless the original consent expressly permits a change to be made without the Surviving Spouse's subsequent consent);

          (ii) The Surviving Spouse consents to the designation in a writing witnessed by a Notary Public or Committee member; and

          (iii) The consent acknowledges the effect of the Married Participant's designation.

     (c) Surviving Spouse. For purposes of this Section, a Married Participant's "Surviving Spouse" is the person to whom the Married Participant was married on the day of his death.

     Section 6.9 Designation of Beneficiary. Each Participant from time to time may designate any person or persons (who may be designated contingently or successively and who may be an entity other than a natural person) as his "Beneficiary" to whom his Plan benefits will be paid if he dies before he receives all his benefits. Each Beneficiary designation shall be in the form prescribed by the Committee and will be effective only if filed with the Committee during the Participant's lifetime. Each Beneficiary designation filed with the Committee will cancel all previously filed Beneficiary designations. The revocation of a Beneficiary designation, no matter how effected, will not require the consent of any designated Beneficiary, except where spousal consent may be required under Section 6.8. If any Participant fails to designate a Beneficiary in the manner provided above or if the designated Beneficiary does not survive the Participant, the Committee will direct the Trustee to distribute the Participant's benefits to the Participant's estate. If the Beneficiary survives the Participant, but dies before the complete distribution of the Participant's benefits, the Committee will direct the Trustee to distribute the balance of the Participant's benefits to the Beneficiary's estate.

     Section 6.10 Direct Rollovers. Notwithstanding any provision of the Plan to the contrary, a Distributee may elect, at the times and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. The term "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and any distribution to the extent paid from the Participant's Account as a "hardship withdrawal." A portion of a distribution will not fail to be an eligible rollover distribution merely because the portion consists of after-tax contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code Section 408(a) or (b), or to a qualified defined contribution plan described in Code Section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of the distribution which is includible in gross income and the portion which is not so includible. "Eligible Retirement Plan" means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code
Section 403(a), a qualified trust described in Code Section 401(a), an annuity contract described in Code Section 403(b) and an eligible plan under Code
Section 457(b) which is maintained by a state, political subdivision of a state or any agency or instrumentality of a state or political subdivision of a state, that accepts the Distributee's Eligible Rollover Distribution. "Distributee" means an employee or former employee. In addition, the employee's or former employee's Surviving Spouse and the employee's or former employee's spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order, as defined in Code Section 414(p), are Distributees with regard to the interest of the spouse or former spouse. "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee. If a Participant is employed by a business entity after he terminates employment with the Employers and that entity maintains an Eligible Retirement Plan, the Committee, upon the Participant's request, may direct the Trustee to transfer the Participant's vested Account balances under this Plan to the trustees or custodian of the other plan; provided that the other plan permits such a transfer. Upon completion of a transfer under this Section, all rights of the Participant to any benefit under this Plan will cease.

     Section 6.11 Loans. The Trustee may loan a portion of the Trust fund to a Participant at the Committee's direction in accordance with the provisions of Supplement D.

                                  ARTICLE VII
                                  -----------

                 Diversification of Investment in Employer Stock
                 -----------------------------------------------

     Section 7.1 Election by Qualified Participant. Each Qualified Participant will be permitted to direct the Trustee as to the diversification of the Employer Stock held in his Account within 90 days after the last day of each Plan Year during the Participant's Qualified Election Period. The term "Qualified Participant" means a Participant or Inactive Participant who has attained age 55. The term "Qualified Election Period" means the ten Plan Years commencing with the first Plan Year during which the Participant first becomes a Qualified Participant. Such election may be modified, revoked or superseded by a new election at any time during the ninety 90 day election period after which it will be irrevocable. The portion of a Qualified Participant's Account subject to the diversification election in each of the years during the Qualified Election Period will be equal to 25 percent of the total number of whole shares of Employer Stock held in the Participant's Account as of the Applicable Accounting Dates. With respect to the last year of the Qualified Election Period, "100 percent" will be substituted for "25 percent" in determining the amount subject to the diversification election.

     Section 7.2 Method of Diversifying Investment. A Qualified Participant's election to diversify a portion of the Employer Stock held in his Account will be provided to the Trustee in writing and will be effective no later than 180 days after the close of the Plan Year to which the direction applies.

     (a) A Qualified Participant may direct the Trustee to transfer the portion of his Account to which the election to diversify relates in cash to the Investment Funds selected by the Participant. The amount of cash to be transferred will be equal to the fair market value of the shares of Employer Stock to which the election relates, as determined under
          Section 4.8, based on the per share fair market value as of the Accounting Date immediately preceding the date on which the transfer is to be made. The transfer will be made no later than 90 days after the last day of the period during which the election can be made. The amount of cash necessary to implement the Qualified Participant's election may, to the extent necessary to comply with such election, be funded by the Committee in the same manner as provided for distributions under Section 6.6(c).

     (b) A Qualified Participant may elect not to diversify any portion of his Account held in Employer Stock. The failure by a Qualified Participant to make a timely or proper election under this Article will be treated for all purposes as an election not to exercise his diversification rights.

                                  ARTICLE VIII
                                  ------------

                               Plan Administration
                               -------------------

     Section 8.1 Plan Administrator. The Company will act as the Plan administrator and as the Plan's agent for service of legal process. However, the Company's Board may appoint a Committee under Section 8.2 to perform the day-to-day administration of the Plan as provided in this Article VII. If no Committee is appointed, the Company will perform the duties assigned to the Committee.

     Section 8.2 Committee Membership. The Committee appointed by the Company's Board of Directors will consist of three or more persons who may but need not be employees of an Affiliate. The Company will notify the Trustee, any other Employers and Participants of the Committee's membership.

     Section 8.3 Appointment, Resignation, Removal of Committee Members. The Company may remove a member of the Committee at any time by written notice to him, the other Committee members, any other Employers and the Trustee. A Committee member may resign at any time by written notice to the Company's Board, the other Committee members, any other Employers and the Trustee. The Company may fill any vacancy in the Committee's membership and will give written notice thereof to the other Committee members, any other Employers and the Trustee. While there is a vacancy in the Committee's membership, the remaining Committee members will have the same powers as the full Committee until the vacancy is filled.

     Section 8.4 Committee Procedures. The Committee may act at a meeting or in writing without a meeting. The Committee may elect one of its members as chairman and appoint a secretary, who may or may not be a Committee member, as it deems advisable. The Committee may authorize any one or more of its members to execute any directive or certification on behalf of the Committee. The Trustee, upon receipt of such authorization, may rely on any directive or certification issued by the authorized member or members until notified to the contrary. The Committee may also adopt such bylaws and regulations as it deems desirable for the conduct of its affairs. All decisions of the Committee will be made by the vote of the majority including actions in writing taken without a meeting. If because of the number of members qualified to act there is no majority on a particular matter, a disinterested party selected by the Committee will decide the matter.

     Section 8.5 Committee Powers and Duties. The Committee has the duties and powers necessary to discharge its obligations under the Plan and Trust, including, but not limited to, the following:

     (a) To construe and interpret the Plan and decide all questions arising in the administration, interpretation and application of the Plan and Trust;

     (b) To receive from the Employers and from Participants the information necessary for the proper administration of the Plan;

     (c) To keep, and to furnish an Employer upon its request, such records and reports with respect to the administration of the Plan as are reasonable and appropriate;

     (d) To receive, review and keep on file (as it deems convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the Trust fund from the Trustee;

     (e) To direct the Trustee in the payments or distributions to be made from the Trust fund in accordance with the provisions of the Plan; and

     (f) To appoint or employ individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal, accounting and actuarial counsel.

     Section 8.6 Committee Rules and Decisions. The Committee may adopt such rules and procedures as it deems necessary or desirable to provide for the proper administration of the Plan. All rules and decisions of the Committee will be consistent with the terms of the Plan and Trust and will be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Committee is entitled to rely upon information furnished by a Participant or Beneficiary, the Employers, the legal counsel of the Company or the Trustee. The Committee will make any adjustments it considers equitable and practicable to correct a mistake of fact once the mistake becomes known. Subject to applicable law, any determination made in good faith by the Committee under this Article VIII will be binding on all persons. Consequently, benefits under this Plan will be paid only if the Committee decides in its discretion that the applicant is entitled to them.

     Section 8.7 Interested Committee Member. If a Committee member (or that member's spouse) is a Plan Participant, that member will be ineligible to participate in any decision concerning his eligibility for the amount, method or timing of a distribution under the Plan to be made on his behalf (or on behalf of his spouse).

     Section 8.8 Facility of Payment. Whenever, in the Committee's opinion, a person entitled to receive any payment under the Plan is under a legal disability or incapacitated in any way so as to be unable to manage his financial affairs, the Committee may direct the Trustee to make payments to his legal representative or to a relative or friend of such person for his benefit, or to apply the payment for the benefit of the person in a manner the Committee considers appropriate. Any benefit payment made in accordance with this Section will constitute a complete discharge of any liability for the making of such payment under the Plan.

     Section 8.9 Missing Participants and Beneficiaries. Each Participant must file his and his Beneficiary's post office address (and any change of address) with the Committee. Any communication sent to a Participant or Beneficiary at the address last filed with the Committee, or at the address shown on the Employer's records if no address was filed with the Committee, will be binding on the Participant and Beneficiary for all purposes of the Plan. Neither the Committee nor an Employer is required to search for or locate a Participant or Beneficiary. If a payment cannot be made within three years of the date the payment was originally due because the Participant's or Beneficiary's whereabouts is unknown, the benefit will be forfeited and the forfeited amount will be utilized in one of the following ways, as determined by the Committee in its sole and absolute discretion:

     (a)  By paying the forfeited amount to the Beneficiary.

     (b) By paying the forfeited amount to the Participant's spouse (if then living).

     (c) If there is no known Beneficiary or surviving spouse by paying the forfeited amount to one or more of the Participant's relatives (if then living) in any proportion the Committee determines to be equitable.

     (d)  By treating the forfeited amount as a Remainder under Section 6.4.

     Section 8.10 Claims and Review Procedures. While a Participant or Beneficiary need not file a claim to receive a benefit under the Plan, such a person may submit a written claim to the Committee or seek a review of the Committee's benefit determination. The Committee will afford the Participant or Beneficiary a full and fair review of such a request as provided in Supplement A.

     Section 8.11 Plan Expenses. All usual and reasonable expenses of the Plan, including expenses incurred by the Committee, may be paid in whole or in part by Employers (in the proportion determined by the Company), and any expenses not paid by the Employers may be paid by the Trustee out of the principal or income of the Trust fund. To the extent expenses are paid by the Trustee from the Trust fund, the Committee may allocate those expenses to an individual Participant's Account in accordance with nondiscriminatory rules established by the Committee and communicated to Participants. Any member of the Committee who is an employee of an Affiliate may not receive compensation with respect to his services for the Committee.

     Section 8.12 Fiduciary Responsibilities. A fiduciary with respect to the Plan or Trust shall discharge his fiduciary duties solely in the interest of Plan Participants and their Beneficiaries with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims. It is intended under the Plan and Trust that a fiduciary will be responsible only for the proper exercise of its own fiduciary duties and obligations to the extent not properly allocated or delegated to other persons.

                                   ARTICLE IX
                                   ----------

                                  Miscellaneous
                                  -------------

     Section 9.1 Nonguarantee of Employment. Nothing contained in this Plan may be construed as a contract of employment between an Employer and any employee, or as a right to be engaged or continued in the employment of an Employer, or as a limitation of the right of an Employer to discharge any of its employees, with or without cause.

     Section 9.2 Rights to Trust Assets. No employee or Beneficiary has any right to, or interest in, any assets of the Trust, except as provided from time to time under this Plan. Benefits payable under the Plan to any person are to be paid solely out of the assets of the Trust fund and the liability of the Employers and the Trustee to make a benefit payment under the Plan is limited to the Trust assets available for that purpose.

     Section 9.3 Nonalienation of Benefits. Except as may be required by the tax withholding provisions of a federal, state or municipal tax act or pursuant to a qualified domestic relations order (as that term is defined in Code Section 414(p)) or pursuant to a judgment or settlement described in Code Section 401(a)(13)(C) entered into on or after August 5, 1997, benefits payable under this Plan are not subject in any manner to sale, transfer, assignment, pledge, encumbrance, garnishment, or levy of any kind, either voluntary or involuntary, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to sell, transfer, assign, pledge, encumber, or otherwise dispose of any right to benefits payable hereunder will be void. The Trust fund will not be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

     Section 9.4 Applicable State Law. To the extent not superseded by the laws of the United States, this Plan will be administered and construed and its validity determined under the laws of the State of Indiana, without regard to that state's choice of law principles.

     Section 9.5 Illegal or Invalid Provisions. In the event any provision of this Plan is held illegal or invalid for any reason, such illegality or invalidity will not affect the remaining parts of this Plan, and the Plan will be construed and enforced as if such illegal or invalid provision had never been inserted herein.

     Section 9.6 Gender and Number. Words in the masculine gender are to be construed to include the feminine gender in all cases where appropriate and words in the singular or plural are to be construed as being in the plural or singular where appropriate.

     Section 9.7 Execution in Counterparts. This Plan may be executed in any number of counterparts each of which will be deemed to be an original. All the counterparts will constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

     Section 9.8 Waiver of Notice. Any notice required under the Plan may be waived by the party entitled to such notice.

     Section 9.9 Action by the Employers. Any action required or permitted to be taken by an Employer under the Plan or Trust must be by resolution of its Board of Directors, by a duly authorized committee of its Board of Directors or by a person or persons duly authorized by its Board of Directors or such committee.

     Section 9.10 Indemnification. To the extent permitted by law, the Employers will indemnify each current and former employee or director of an Employer and each current and former Committee member against any and all liability or claim of liability (to the extent not indemnified under any liability insurance contract or other indemnification agreement) which the person incurs on account of any act or failure to act in connection with the good faith administration of the Plan, including all expenses incurred in the person's defense if the Employers fail to provide a defense after having been requested to do so in writing. The right to indemnification under this Section is conditioned upon the person notifying the Company of the claim of liability within 30 days of the notice of that claim and offering the Company the right to participate in and control the settlement and defense of the claim.

     Section 9.11 Nonguarantee of Funds. Neither the Trustee nor the Employers in any way guarantee the Trust fund from loss or depreciation.

     Section 9.12 Qualified Domestic Relations Orders. Notwithstanding the provisions of Article VI, payments from a Participant's Account may be made (to the extent vested under Section 6.3) to an "Alternate Payee" under a "Qualified Domestic Relations Order" (as those terms are defined under Code Section 414(p)) prior to the Participant's retirement or other termination of employment.

                                   ARTICLE X
                                   ---------


                            Amendment and Termination
                            -------------------------

     Section 10.1 Amendment. The Company reserves the right to amend the Plan from time to time in its sole discretion, provided that the amendment:

     (a) Except as provided in Section 11.3, does not cause any part of the Trust fund to be used for, or diverted to, any purpose other than the exclusive benefit of Participants or their Beneficiaries.

     (b) Does not eliminate or reduce a Participant's accrued benefit under the Plan.

     Section 10.2 Termination. While the Employers expect and intend to continue the Plan, the Company reserves the right to terminate the Plan with respect to all Employers at any time in its sole discretion. In addition, the Plan will terminate with respect to an individual Employer (a) by resolution of the Employer's Board of Directors, provided that 30 days advance written notice is given to the Committee and the Company, (b) upon the dissolution, merger, consolidation or reorganization of the Employer or the sale by the Employer of all or substantially all of its assets (unless a successor is substituted for the Employer under Section 11.1), or (c) upon the Employer's complete discontinuance of contributions under the Plan. A partial termination of the Plan may occur with respect to a group of Participants on any date specified by the Company or required by law.

     Section 10.3 Termination Procedures. The date of a termination or partial termination (a "Plan Termination Date") will constitute a special Accounting Date under Section 5.2. After the adjustments required under Section 5.3 have been made, the Committee may reserve a sum it deems to be reasonably necessary to pay any absolute or contingent liabilities of the Plan or Trust and may charge that sum to each Participant's Account on a pro rata basis according to the Account balances as adjusted under the preceding sentence. The Account balances of affected Participants and Beneficiaries, as adjusted, will be fully vested and nonforfeitable as of the Plan Termination Date and will be distributed in a single payment as soon as practicable to each such Participant or Beneficiary (unless the Participant is employed by another Employer as to which the Plan has not terminated). Notwithstanding the foregoing, no distribution will be made under this Section if an Affiliate (determined at the time of the termination) maintains a "Successor Plan" as that term is defined under Code Section 401(k)(2)(B)(i)(II) and the final regulations issued under that section. All provisions of the Plan which are not inconsistent with this Article will continue in effect, including all the powers and duties of the Committee, the Company and the Trustee, until a complete distribution of the Trust fund has been made.

                                   ARTICLE XI
                                   ----------


                       Successors, Mergers and Plan Assets
                       -----------------------------------

     Section 11.1 Successors. In the event of the dissolution, merger, consolidation or reorganization of an Employer or the sale by an Employer of all or substantially all of its assets, provision may be made with the consent of the Company by which the Plan and Trust will be continued by the Employer's successor; and, in that event, the successor will be substituted for the Employer under the Plan. Upon the substitution, the successor will assume all Plan liabilities and will assume all of the powers, duties and responsibilities of that Employer under the Plan.

     Section 11.2 Plan Mergers, Consolidations and Transfers. The Plan will not, in whole or in part, be merged or consolidated with or have its assets or liabilities transferred to any other plan, unless each Participant of this Plan would be entitled to receive a benefit immediately after the merger, consolidation or transfer (if the Plan terminated on that date) equal to or greater than the benefit he would have been entitled to immediately before the merger, consolidation or transfer (if the Plan terminated on that date).

     Section 11.3 Plan Assets. The Employers will have no right, title or interest in any portion of the Trust fund, nor may any portion of the Trust fund be returned to an Employer, directly or indirectly, except:

     (a) If the Internal Revenue Service determines that the Plan as initially adopted by an Employer does not meet the requirements of Code Section 401(a) and the Company determines that the Plan should not be amended to meet the Internal Revenue Service's requirements, a contribution made before the Internal Revenue Service's determination, provided that (i) the contribution is returned to the Employer within one-year of the determination and (ii) the qualification application is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted or such later date as the Secretary of the Treasury may prescribe.

     (b) A contribution made by a mistake of fact, provided that the contribution is returned to the Employer within one year of the original contribution date.

     (c) The portion of a contribution that is disallowed as an expense for federal income tax purposes, provided that such amount is returned to the Employer within one year of the disallowance.

Any amount returned under subsection (b) or (c) above must first be reduced by any amount previously distributed from the Trust fund and then by any Trust fund losses allocable to that amount, and in no event may the return of the contribution under those subsections cause any Participant's Account balance to be less than the Account balance he would have been credited with had the contribution not been made.

                                  ARTICLE XII
                                  -----------


                           Participation By Affiliates
                           ---------------------------

     Section 12.1 Affiliate Participation. Any Affiliate may adopt the Plan and become an Employer under the Plan and a party to the Trust by filing:

     (a) A certified copy of a resolution of its Board of Directors to that effect with the Company, the Committee and the Trustee; and

     (b) A written document signed by an officer of the Company which indicates the Company's consent to that action with the Committee and the Trustee.

     Section 12.2 Company Action Binding on Other Employers. As long as the Company is an Employer under the Plan, it is empowered to act for any other Employer in all matters relating to the Plan, the Committee or the Trustee.

                                  SUPPLEMENT A
                                  ------------


                          Claims and Review Procedures
                          ----------------------------

     Section A-1 Procedures Governing the Filing of Benefit Claims. All Benefit Claims must be filed on the appropriate claim forms available from the Committee or in accordance with the procedures established by the Committee for claim purposes. A "Benefit Claim" means a request for a Plan benefit or benefits, made by a Claimant or by an authorized representative of a Claimant, which complies with the Plan's procedures for making benefit claims. "Claimant" means a Participant, a surviving spouse of a Participant, a Beneficiary, or an Alternate Payee, who is claiming entitlement to the payment of any benefit under the Plan.

     Section A-2 Notification of Benefit Determinations. The Committee will notify a Claimant, in accordance with Section A-3 below, of the Plan's benefit determination within a reasonable period of time after receipt of a Benefit Claim, but not later than 90 days after receipt of the Benefit Claim by the Plan.

     If special circumstances require an extension of time for processing the Benefit Claim, the Committee will notify the Claimant of the extension prior to the termination of the initial period described above. The notice will indicate the special circumstances requiring the extension of time and the date by which the Plan expects to make the benefit determination. In no event will the extension exceed a period of 90 days from the end of the initial period.

     Section A-3 Manner And Content of Notification of Benefit Determinations. All notices given by the Committee under the Plan will be given to a Claimant, or to his authorized representative, in a manner that satisfies the standards of 29 CFR 2520.104b-1(b) as appropriate with respect to the particular material required to be furnished or made available to that individual. The Committee may provide a Claimant with either a written or an electronic notice of the Plan's benefit determination. Any electronic notification will comply with the standards imposed by 29 CFR 2520.104b-1(c)(1)(i), (iii) and (iv). In the case of an Adverse Benefit Determination, the notice will set forth, in a manner calculated to be understood by the Claimant:

     (a)  The specific reasons for the adverse determination;

     (b) Reference to the specific Plan provisions (including any internal rules, guidelines, protocols, criteria, etc.) on which the determination is based;

     (c) A description of any additional material or information necessary for the Claimant to complete the claim and an explanation of why such material or information is necessary; and

     (d) A description of the Plan's review procedures and the time limits applicable to such procedures.

     The term "Adverse Benefit Determination" means a denial, reduction, or termination of, or a failure to provide or make payment (in whole or in part) for, any benefit claimed to be payable under the Plan.

     Section A-4 Appeal of Adverse Benefit Determinations. A Claimant who receives an Adverse Benefit Determination and desires a review of that determination must file, or his authorized representative must file on his behalf, a written request for a review of the Adverse Benefit Determination, not later than 60 days after receiving the determination.

     The written request for a review must be filed with the Committee. Upon receiving the written request for review, the Committee will advise the Claimant, or his authorized representative, in writing that:

     (a) The Claimant, or his authorized representative, may submit written comments, documents, records, and any other information relating to the claim for benefits; and

     (b) The Claimant will be provided, upon request of the Claimant or his authorized representative, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's Benefit Claim, without regard to whether those documents, records, and information were considered or relied upon in making the Adverse Benefit Determination that is the subject of the appeal.

     Section A-5 Benefit Determination on Review. All appeals by a Claimant of an Adverse Benefit Determination will receive a full and fair review by an appropriate named fiduciary of the Plan.

     Section A-6 Notification of Benefit Determination on Review. The Committee will notify a Claimant, in accordance with Section A-7, of the Plan's benefit determination on review within a reasonable period of time, but not later than 60 days after the Plan's receipt of the Claimant's request for review of an Adverse Benefit Determination. If, however, special circumstances require an extension of time for processing the review by the named fiduciary, the Claimant will be notified, prior to the termination of the initial 60 day period, of the special circumstances requiring the extension and the date by which the Plan expects to render the Plan's benefit determination on review, which will not be later than 120 days after receipt of a request for review. Provided, however, in the case of a Plan with a Committee or other group designated as the appropriate named fiduciary that holds regularly scheduled meetings at least quarterly, the time limit of this Section will be modified in accordance with 29 CFR 2560.503-1(i)(1)(ii) or 29 CFR 2560.503-1(i)(3)(ii), whichever is applicable.

     Section A-7 Manner and Content of Notification of Benefit Determination on Review. The Committee will provide a Claimant with notification of its benefit determination on review in a method described in Section A-3.

     In the case of an Adverse Benefit Determination on review, the notification must set forth, in a manner calculated to be understood by the Claimant:

     (a)  The specific reasons for the adverse determination on review;

     (b) Reference to the specific Plan provisions (including any internal rules, guidelines, protocols, criteria, etc.) on which the benefit determination on review is based;

     (c) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the Claimant's Benefit Claim, without regard to whether those records were considered or relied upon in making the Adverse Benefit Determination on review, including any reports, and the identities, of any experts whose advice was obtained.

                                  SUPPLEMENT B
                                  ------------

         Limitations on Compensation Deferral and Matching Contributions
         ---------------------------------------------------------------

     Section B-1 Purpose. The purpose of this Supplement B is to satisfy the requirements of Code Sections 401(k), 401(m) and 402(g). Consequently, the Compensation Deferral, Safe Harbor Matching and Matching Contributions made on behalf of a Participant will be limited each year in accordance with the following provisions.

     Section B-2 Annual Dollar Limitation on Compensation Deferral Contributions. Notwithstanding any other Plan provision:

     (a) Except to the extent permitted under Code Section 414(v), a Participant may not defer more than $15,000 (or the amount determined under Code Section 402(g) (the "Annual Dollar Limitation") of his Earnings in any one calendar year under Section 3.1 of the Plan (or under a comparable provision of any other plan maintained by an Affiliate). If a Participant's Compensation Deferrals exceed the Annual Dollar Limitation in effect for any calendar year, the excess deferrals (plus the Trust fund earnings or minus the Trust fund losses attributable to the excess deferrals) will be distributed to the Participant by April 15 of the next calendar year.

     (b) If a Participant's Elective Deferrals (as defined in subsection (c) below) exceed the Annual Dollar Limitation (or, if greater, the amount determined under Code Section 402(g)(8)) in effect for any calendar year, the Participant may notify the Committee in writing of the excess and may elect to treat all or a portion of his Compensation Deferrals under this Plan, to the extent of the excess, as an excess Elective Deferral. If this notice is received by the Committee prior to March 1 of the calendar year following the calendar year in which the excess Elective Deferrals were made, the Committee may, in its sole discretion and without regard to any other provision of the Plan, direct the Trustee to distribute the amount designated by the Participant as excess Elective Deferrals (plus any Trust fund earnings or minus any Trust fund losses attributable to that amount for the calendar year in which the excess Elective Deferrals were made) prior to April 15 of that same year. The excess Elective Deferrals distributed under this subsection (b) will not be treated as a contribution for purposes of the limitations under Section 5.9.

     (c) The term "Elective Deferral" means the sum of any contributions made on behalf of a Participant by any entity (including any Compensation Deferral Contributions and excluding Catch-Up Contributions made under this Plan or any other plan) for a calendar year:

          (i) Under a qualified cash or deferred arrangement (as defined in Code Section 401(k)) to the extent not includible in the Participant's gross income for that calendar year under Code Section 402(e)(3) (determined without regard to Code Section 402(g));

          (ii) Under a simplified employee pension plan to the extent not includible in the Participant's gross income for that calendar year under Code Section 402(h)(1)(B) (determined without regard to Code Section 402(g));

          (iii) Applied toward the purchase of an annuity contract under Code
               Section 403(b) pursuant to a salary reduction agreement (within the meaning of Code Sections 3121(a)(5)(D) and 402(g)(3) and any regulations issued under those sections); or

          (iv) Under a simple retirement account established under Code Section 408(p)(2)(A)(i).

     Section B-3 Actual Deferral Percentage Test Safe Harbor Provisions. The Plan is treated as satisfying the Actual Deferral Percentage test under Code
Section 401(k)(3)(A)(ii) and Treasury Regulation Section 1.401(k)-1(b)(2) for the Plan Year, if the following conditions are met:

     (a) For the entire Plan Year the Company contributes to the Plan a Safe Harbor Matching Contribution which is allocated and credited to the Safe Harbor Matching Contribution Accounts of all Participants in the amount provided for in Section 5.5;

     (b) Safe Harbor Matching Contributions contributed on behalf of Participants are nonforfeitable within the meaning of Treasury Regulation Section 1.401(k)-1(c);

     (c) Safe Harbor Matching Contributions contributed on behalf of Participants are subject to the withdrawal restrictions of Code
          Section 401(k)(2)(B) and Treasury Regulation Section 1.401(k)-1(d);
          and

     (d) Each Participant for the Plan Year receives a written notice that satisfies the following requirements:

          (i) The notice is sufficiently accurate and comprehensive to inform the Participant of the Participant's rights and obligations under the Plan;

          (ii) The notice is written in a manner calculated to be understood by the average Participant; and

          (iii) At least 30 days (and no more than 90 days) before the beginning of each Plan Year (or prior to a Participant's Entry Date, if later), the notice is given to Participants for that Plan Year specifically stating that the Employer will make a Safe Harbor Matching Contribution for the Plan Year.

     For purposes of subsection (d), the notice is considered sufficiently accurate and comprehensive if the notice accurately describes (i) the Safe Harbor Matching Contribution formula including the fully vested nature of such contributions, (ii) any other contributions under the Plan (including the potential for discretionary Matching Contributions) and the conditions under which such contributions are made, (iii) the type and amount of compensation that may be deferred under the Plan, (iv) how to elect to make Compensation Deferral Contributions and Catch-Up Contributions under the Plan, (v) the periods available under the Plan for making Compensation Deferral Contributions and Catch-Up Contributions, and (vi) withdrawal and vesting provisions applicable to all contributions under the Plan. The Plan will satisfy the content requirement for the notice without providing the information in (ii),
(iii) and (vi) above provided that the notice cross-references relevant portions of a summary plan description previously or currently provided to the Participant.

     Section B-4 Contribution Percentage Test Safe Harbor Provisions. The Plan is treated as satisfying the Contribution Percentage test under Code Section 401(m)(2) and Treasury Regulation Section 1.401(m)-1(b) with respect to Matching Contributions for the Plan Year if the following conditions are met:

     (a) The Employer makes a Safe Harbor Matching Contribution to the Plan for that Plan Year and meets the notice requirement of Section B-3; and

     (b) The Employer contributes to the Trustee an amount designated as a "Matching Contribution" which (i) does not match Earnings in excess of six percent of Earnings, (ii) does not increase as the rate of Compensation Deferrals increase, and (iii) at any rate of Compensation Deferrals, the rate of Matching Contributions with respect to any Highly Compensated Employee is no greater than the rate of Matching Contributions that would apply to a non-Highly Compensated Employee who is eligible to receive a Matching Contribution and who has the same rate of Compensation Deferrals. In addition, discretionary Matching Contributions may not exceed four percent of Compensation.

     Section B-5 Highly Compensated Employees. For purposes of this Supplement B, a "Highly Compensated Employee" means an individual described in Code Section 414(q), which includes an employee who:

     (a) At any time during the current or the preceding Plan Year, was a five percent owner of an Affiliate; or

     (b) During the preceding Plan Year, received Compensation from the Affiliates in excess of $95,000 (as adjusted under Code Section 414(q)(1)) and was in the top 20 percent of the employees when ranked on the basis of compensation paid during such year.

     Section B-6 Aggregation of Plans. For purposes of applying the Annual Dollar Limitation of Section B-2, all compensation deferrals made under any plan maintained by an Affiliate will be aggregated with the Compensation Deferral Contributions made under this Plan. In addition, if any Highly Compensated Employee is a Participant in any other plan maintained by an Affiliate that permits compensation deferrals, the Highly Compensated Employee's deferrals to the Plan will be aggregated with the Compensation Deferrals under this Plan.

                                  SUPPLEMENT C
                                  ------------

                              Top-Heavy Provisions
                              --------------------

     Section C-1 Application. The purpose of this Supplement C is to satisfy the requirements of Code Section 416. Consequently, the provisions of Sections C-6 will apply for each Plan Year the Plan is determined to be a "Top-Heavy Plan" under Section C-2.

     Section C-2 Top-Heavy Plan. Subject to the provisions of Section C-5, the Plan will be a Top-Heavy Plan for a Plan Year if on that Plan Year's Determination Date the sum of the Account balances of Participants who are Key Employees (as defined in Section C-3) exceeds 60 percent of the sum of the Account balances of all Participants. For purposes of the preceding sentence, the "Determination Date" for a Plan Year means the last day of the preceding Plan Year.

     Section C-3 Key Employees. For purposes of this Supplement C:

     (a) The term "Key Employee" means any employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the Determination Date was an officer of an Affiliate having annual compensation greater than $130,000 (as adjusted under Code Section 416(i)(1)), a five-percent owner of an Affiliate, or a one-percent owner of an Affiliate having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Code Section 415(c)(3). The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

     (b)  The term "Non-Key Employee" means any employee who is not a Key
          Employee.

The terms "Key Employee" and "Non-Key Employee" include the beneficiaries of such employees, respectively.

     Section C-4 Determination of Account Balances. For purposes of determining Participants' Account balances as of any Determination Date under Section C-2, the following rules apply:

     (a) A Participant's Account balance will be increased by any amounts distributed to the Participant or his Beneficiary during the one-year period ending on the Determination Date. In the case of a distribution made for a reason other than separation from service, death or Total and Permanent Disability, this subsection will be applied by substituting "five-year period" for "one-year period."

     (b) Notwithstanding subsection (a) above, the account balance of a Participant who has not performed any services for an Affiliate during the one-year period ending on the Determination Date will be disregarded.

     (c) The account balance of a Non-Key Employee who was a Key Employee with respect to any prior Plan Year will be disregarded.

     (d) A Participant's Account balance will be decreased by any amount rolled over into the Plan if the rollover was initiated by the Participant and the amount came from a plan other than a plan maintained by an Affiliate.

     Section C-5 Aggregation of Plans. The Plan will be a Top-Heavy Plan under Section C-2 if it is part of a Top-Heavy Group for that Plan Year.

     (a) Top-Heavy Group. The term "Top-Heavy Group" means each plan maintained by an Affiliate in which a Key Employee participates and each other plan which enables such a plan to meet the requirements of Code
          Section 401(a)(4) or 410 (either type of plan is referred to below as an "Aggregated Plan") where as of a Determination Date the sum of (i) and (ii) exceeds 60 percent of a similar sum determined for all employees:

          (i) The total of the account balances of Key Employees under any defined contribution plan that constitutes an Aggregated Plan, and

          (ii) The present value of the cumulative accrued benefits of Key Employees under any defined benefit plan that constitutes an Aggregated Plan.

     (b) Additional Plans. The Company may treat any other plan it or any other Affiliate maintains as an Aggregated Plan under subsection (a) above, provided that the Aggregated Plans would in combination with that plan or plans continue to meet the requirements of Code Sections 401(a)(4) and 410. If the Aggregated Plans which include this Plan do not comprise a Top-Heavy Group, this Plan will not be a Top-Heavy Plan under Section C-2.

     (c) Other Rules. The rules of Section C-4 will apply to determine the account balances of employees under this Section (and the term "accrued benefit" will be substituted for the term "Account balance" to determine benefits under a defined benefit plan). Any plan (including a terminated plan) that was maintained by an Affiliate within the one-year period ending on the Determination Date will be treated as an Aggregated Plan if it is otherwise described in subsection (a) above.

     Section C-6 Minimum Benefit. For any Plan Year in which the Plan is determined to be a Top-Heavy Plan, the contribution allocated under Sections 4.2, 4.3 and 4.4 to the Account of any Participant who is a Non-Key Employee may not be less than an amount equal to three percent (or, if lesser, the highest contribution rate of any Key Employee for that year) of the Participant's Compensation. For purposes of determining a Key Employee's contribution rate under the preceding sentence, Compensation Deferral Contributions made by that individual will be counted. A Participant will be entitled to receive an allocation under this Section if he is employed by an Employer on the last day of the Plan Year regardless of the number of Hours of Service he accrued in that year. If the Company or an Affiliate maintains a defined benefit plan that is part of a Top-Heavy Group for any Plan Year under Section C-5, any Non-Key Employee who participates under both this Plan and the defined benefit plan will be entitled to a minimum benefit equal to five percent of his Compensation. Notwithstanding the foregoing, if the Company or an Affiliate maintains any other plan, the minimum benefit required under this Section will be adjusted in accordance with regulations issued under Code Section 416(f) to prevent an inappropriate duplication or omission of required minimum benefits or contributions. In this regard, if the other plan is a defined contribution pension plan, the minimum benefit will be provided under that plan.

                                  SUPPLEMENT D
                                  ------------

                                      Loans
                                      -----

     Section D-1 Purpose. The purpose of this Supplement D is to set forth the rules and procedures for a Participant to request and the Committee to grant a loan under Section 6.11 of the Plan.

     Section D-2 Loan Policy. The Committee will establish a nondiscriminatory policy which the Committee or a member thereof must observe in making loans to Participants; such policy will be in a written document and will include:

     (a) The identity of the person(s) authorized to administer the Participant Loan Program;

     (b)  A procedure for applying for a loan;

     (c)  The criteria for approving or denying a loan;

     (d)  The limitations, if any, on the types and amounts of loans available;

     (e)  The procedure for determining a reasonable rate of interest;

     (f)  The types of collateral which may secure the loan; and

     (g) The events constituting default and the steps the Plan will take to preserve Plan assets in the event of default.

     Section D-3 Limitation on Loans to Compensation Deferral Contribution and Rollover Accounts. Loans will be made available solely from the Participant's Compensation Deferral Contribution, Catch-Up Contributions and Rollover Accounts.

     Section D-4 Minimum Loan Requirements. All loans will be made on a nondiscriminatory basis to Participants in accordance with the loan policy, provided that each loan must:

     (a) Be secured by the Participant's Account and bear a reasonable rate of interest;

     (b) Be repaid in substantially equal quarterly, monthly, semi-monthly or bi-weekly installments over a period specified in a promissory note not to exceed five years (except that a loan used by the Participant to purchase or construct his principal residence may be repaid over a period not to exceed 20 years);

     (c) Contain provisions in the note which prohibit the offset of the Participant's Account prior to the time the Committee would otherwise direct the Trustee to distribute the Participant's vested Account;

     (d) Not exceed (at the time the Plan extends the loan) the lesser of 50% of the present value of the Participant's Compensation Deferral Contribution, Catch-Up Contribution and Rollover Accounts; or $50,000 (reduced by the excess of (i) the Participant's highest outstanding loan balance during the 12-month period immediately preceding the date of the new loan, over (ii) the outstanding balance of loans from the Plan to the Participant on the date the new loan is made); and

     (e)  Otherwise conform to the exemption provided by Code Section
          4975(d)(1).

     Section D-5 Limitation on Loans. Notwithstanding any other provision of this Supplement D or of the loan policy adopted under Section D-2, the minimum amount of any loan made hereunder will be $1,000 and no loan will be made to a Participant while there is outstanding any other loan to such Participant under the Plan. Provided, further, no loan will be made for any purpose other than the following:

     (a) To purchase or construct (excluding mortgage payments) a principal residence for the Participant;

     (b) To pay medical expenses described in Code Section 213(d) incurred by or to be incurred by the Participant, the Participant's spouse or any dependents (as defined in Code Section 152 and effective January 1, 2005, as modified by Code Section 105(b)) of the Participant;

     (c) To pay tuition, related educational fees and room and board expenses for up to the next 12 months of post-secondary education for the Participant, the Participant's spouse, the Participant's children or the Participant's dependents (as defined in Code Section 152 and, effective January 1, 2005, without regard to Code Section 152(b)(1),
          (b)(2) and (d)(1)(B));

     (d) To prevent eviction or foreclosure proceedings against the Participant in connection with his principal residence or the mortgage on that residence;

     (e) To pay the burial or funeral expenses for the Participant's parent, spouse, child or dependent; or

     (f) To pay expenses for the repair of damages to the Participant's principal residence that would qualify as a casualty deduction, without regard to the extent of the loss.

     Section D-6 Default. In the event the Participant fails to make a loan payment when due, the unpaid balance of the loan (including any accrued interest) will become due and payable immediately without demand or notice. The Company in its sole discretion and at its option may then demand payment of the balance due under the preceding sentence. The Participant will also be required to pay any reasonable costs incurred by the Committee to collect any amount due and payable under this Section D-6. Neither a delay or omission by the Committee to exercise any right or remedy nor a single or partial exercise of a right or remedy will operate as a waiver of that right or remedy or will preclude the further exercise of that or any other right or remedy.

     Section D-7 Other Requirements and Procedures. The application and grant of any loan will be subject to the rules established by the Committee and communicated to Participants in writing to administer the loan program of this Supplement D, subject to the following:

     (a) A loan to a Participant will be made from that Participant's Account and will be treated as an investment of that account. Consequently, the loan balance will be treated as if it were a separate Trust fund under Section 5.3, with the interest payments treated as earnings to be credited to the Participant's Account under subsection 5.3.

     (b) If any portion of a loan (including any accrued interest) is unpaid at the time the Participant or his Beneficiary is to receive a distribution under Section 6.5, the Participant's Account balance will be reduced prior to the distribution by the lesser of (i) the outstanding loan balance (including any accrued but unpaid interest) or (ii) amount of the distribution to be made.

                                  SUPPLEMENT E
                                  ------------


                        Minimum Distribution Requirements
                        ---------------------------------

     Section E-1 General Rules. The provisions of this Supplement will apply for purposes of determining required minimum distributions and will take precedence over any inconsistent provisions of the Plan. All distributions required under this Supplement will be determined and made in accordance with the Treasury regulations under Code Section 401(a)(9).

     Section E-2 Time and Manner of Distribution

     (a) The Participant's entire Account will be distributed to the Participant no later than the Participant's required beginning date as specified in Section 6.5(d).

     (b) If the Participant dies before distribution is made, the Participant's entire Account will be distributed no later than as follows:

          (i) If the Participant's Surviving Spouse is the Participant's sole designated Beneficiary (that is the individual who is designated as the Beneficiary under Section 6.9 and is the designated Beneficiary under Code Section 401(a)(9) and the regulations thereunder), distributions to the Surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

          (ii) If the Participant's Surviving Spouse is not the Participant's sole designated Beneficiary, distributions to the designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

          (iii) For purposes of calculating the minimum distribution on the death of a Participant for purposes of this Supplement, whether the Participant has a designated Beneficiary will be determined as of September 30 of the year following the year of the Participant's death. If a designated Beneficiary disclaims his Plan benefit or has received his entire Plan benefit prior to such September 30, he will not be considered a designated Beneficiary as of such date. If there is no designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire Account will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

          (iv) If the Participant's Surviving Spouse is the Participant's sole designated Beneficiary and the Surviving Spouse dies after the Participant but before distributions to the Surviving Spouse begin, this subsection (b), other than subsection (b)(i), will apply as if the Surviving Spouse were the Participant.

     For purposes of this subsection (b), unless subsection (b)(iv) applies, distributions are considered to begin on the Participant's required beginning date. If subsection (b)(iv) applies, distributions are considered to begin on the date distributions are required to begin to the Surviving Spouse under subsection (b)(i).

























E-2